UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
June 10, 2025
Date of Report (date of earliest event reported)
Corcept Therapeutics Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-50679	77-0487658
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Redwood Shores Parkway, Redwood City, CA 94065
(Address of Principal Executive Offices) (Zip Code)
(650) 327-3270
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CORT	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On June 10, 2025, Corcept Therapeutics Incorporated (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the following proposals: 1) to elect nine directors to hold office until its 2026 annual meeting of stockholders and until their successors are duly elected and qualified, 2) to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025, and 3) to approve, on an advisory basis, the compensation of the Company's named executive officers.
A total of 106,044,683 shares of the Company's common stock held by stockholders of record at the close of business on April 17, 2025 were entitled to vote at the Annual Meeting. The total number of shares voted at the Annual Meeting was 92,327,139. The voting on the three matters is set forth below:
Proposal 1 - Election of Directors. The following directors were elected to serve until the Company's 2026 annual meeting of stockholders.

Director	For	Withheld	Broker Non-Votes
Gregg Alton	76,656,278	738,799	14,932,062
G. Leonard Baker, Jr.	74,929,739	2,465,338	14,932,062
Joseph K. Belanoff, M.D.	77,216,259	178,818	14,932,062
Gillian M. Cannon, Ph.D.	76,306,553	1,088,524	14,932,062
David L. Mahoney	62,676,355	14,718,722	14,932,062
Joshua M. Murray	76,980,464	414,613	14,932,062
Kimberly Park	70,542,361	6,852,716	14,932,062
Daniel N. Swisher, Jr.	76,564,863	830,214	14,932,062
James N. Wilson	75,426,472	1,968,605	14,932,062
Proposal 2 - The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified.

For	90,463,359
Against	1,488,132
Abstain	375,648
Broker Non-Votes	—
Proposal 3 - The compensation of named executive officers was approved, on an advisory basis.

For	72,914,293
Against	4,195,859
Abstain	284,923
Broker Non-Votes	14,932,064
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

Date:	June 16, 2025	By:	/s/ Atabak Mokari
Name: Atabak Mokari
Title: Chief Financial Officer and Treasurer